UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 13, 2008

The PMI Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California		94597
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-658-7878

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On the date of this Report, Dr. James C. Castle, a member of the Board of Directors of The PMI Group, Inc. ("PMI"), and PMI confirmed that Dr. Castle intends to retire from the Board of Directors upon the expiration of his current term. Dr. Castle's current term expires on the date of PMI's 2008 Annual Meeting of Stockholders, May 15, 2008. On March 17, 2008, Dr. Kenneth T. Rosen, a member of the Board of Directors of PMI, and PMI confirmed that Dr. Rosen intends to retire from the Board of Directors upon expiration of his current term. Dr. Rosen's current term also expires on May 15, 2008. Dr. Castle and Dr. Rosen both decided not to stand for re-election to the Board of Directors in 2008 for personal reasons.

(e) The Compensation Committee (the "Committee") of the Board of Directors of PMI oversees and reviews PMI's executive compensation policies and programs and approves the form and amount of compensation to be paid to PMI's executive officers. On March 14, 2008, the Committee approved the following annual 2008 base salaries and 2007 bonus incenteive awards for PMI's Named Executive Officers (which officers were determined by reference to PMI's Proxy Statement, dated April 11, 2007):

L. Stephen Smith
Chairman of the Board, Chief Executive Officer, President and Chief Operating Officer
2008 salary: $830,000

Bradley M. Shuster
President, International and Strategic Investments, PMI, and President and Chief Executive Officer, PMI Capital Corporation
2008 salary: $495,000

David H. Katkov
Executive Vice President, PMI, and President and Chief Operating Officer, PMI Mortgage Insurance Co.
2008 salary: $445,000

Donald P. Lofe, Jr.
Executive Vice President and Chief Financial Officer
2008 salary: $440,000
2007 discretionary bonus: $117,000

Victor J. Bacigalupi
Executive Vice President, General Counsel, Chief Administrative Officer and Secretary
2008 salary: $440,000
2007 discretionary bonus: $117,000

PMI intends to provide additional information regarding compensation awarded to the Named Executive Officers with respect to the year ended December 31, 2007 in PMI's Proxy Statement for its 2008 Annual Meeting of Stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The PMI Group, Inc.

March 18, 2008	By:	/s/ Andrew D. Cameron

Name: Andrew D. Cameron
Title: Senior Vice President and Deputy General Counsel